SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


          Date of report (Date earliest event reported) April 20, 1999
                                                       ---------------

                          PENNSYLVANIA ELECTRIC COMPANY
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)


PENNSYLVANIA                            1-3522                25-0718085
--------------------------------------------------------------------------------
(State or Other                     (Commission             (IRS Employer
Jurisdiction of                     File Number)          Identification No.)
Incorporation)



                  2800 Pottsville Pike, Reading, PA             19640-001
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               (Address of Principal Executive Offices)        (Zip Code)


Registrant's telephone number, including area code: (610)929-3601

Item 5.        Other Events.
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        On April 20, 1999, Pennsylvania Electric Company (the "Company") entered into an Underwriting Agreement with Salomon Smith Barney Inc., ABN AMRO Incorporated, J.P. Morgan Securities Inc., NationsBanc Montgomery Securities LLC and Warburg Dillion Read LLC, as representatives of the several underwriters, including themselves, named in Schedule II thereto (the "Underwriters"), providing for the issuance and sale of $125,000,000 aggregate principal amount of Senior Notes, 5.750% Series A due 2004; $100,000,000 aggregate principal amount of Senior Notes, 6.125% Series B due 2009; and $125,000,000 aggregate principal amount of Senior Notes, 6.625% Series C due 2019. Reference is made to the Company's Prospectus dated April 20, 1999, for further information regarding the offering, including the use of proceeds.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
-------     -------------------------------------------------------------------

        (c)    Exhibits

               (1) Underwriting Agreement, dated April 20, 1999, between Pennsylvania Electric Company and Salomon Smith Barney Inc., ABN AMRO Incorporated, J.P Morgan Securities Inc., NationsBanc Montgomery Securities LLC and Warburg Dillion Read LLC, as representatives.

                                   SIGNATURES
                                   ----------


        PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.



                                   Pennsylvania Electric Company


                                   By:   /s/ T. G. Howson
                                      ---------------------------------
                                      T.G.Howson
                                      Vice President and Treasurer


Date:   April 26, 1999